Exhibit 10.14

SEVENTH AMENDMENT TO

FIRST AMENDED AND RESTATED

WAREHOUSING CREDIT AND SECURITY AGREEMENT

SEVENTH AMENDMENT TO FIRST AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this “Amendment”) dated as of November 22, 2004, between UNIVERSAL AMERICAN MORTGAGE COMPANY, LLC, a Florida limited liability company (“UAMCLLC”), EAGLE HOME MORTGAGE, INC., a Washington corporation (“EHMI”), AMERISTAR FINANCIAL SERVICES, INC., a California corporation (“AFSI”), UNIVERSAL AMERICAN MORTGAGE COMPANY OF CALIFORNIA, a California corporation (“UAMCC”), and UAMC ASSET CORP. II, a Nevada corporation (“UAMC Asset”) (UAMCLLC, EHMI, AFSI, UAMCC and UAMC Asset, collectively and severally, “Borrower”) RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (“RFC”), JPMORGAN CHASE BANK, N.A., (“JPMorgan Chase”), U.S. BANK NATIONAL ASSOCIATION, a national banking association (“U.S. Bank”), SUNTRUST BANK, a state bank organized under the laws of Georgia (“Suntrust”), NATIONAL CITY BANK OF KENTUCKY, a national banking association (“NCBK”), COMERICA BANK (“Comerica”), CALYON NEW YORK BRANCH, f/k/a CREDIT LYONNAIS NEW YORK BRANCH (“Calyon”), WASHINGTON MUTUAL BANK, FA (“WaMu”) (RFC, Bank One, U.S. Bank, Suntrust, NCBK, Comerica, Calyon, WaMu, and any additional lender as may from time to time become a party hereto and their respective successors and permitted assigns being referred to individually as a “Lender” and collectively as the “Lenders”), and RFC as credit agent for the Lenders (in such capacity, the “Credit Agent”).

A.	Borrower, Lenders and Credit Agent have entered into a revolving mortgage warehousing facility with a present Warehousing Commitment Amount of $375,000,000, which is evidenced by a First Amended and Restated Warehousing Credit and Security Agreement dated as of October 23, 2003 (as the same may have been and may be amended or supplemented, the “Agreement”), and by certain Notes as described in the Agreement.

B.	Borrower has requested under Section 12.8 of the Agreement that RFC temporarily increase its Warehousing Commitment Amount, and RFC (“Increase Lender”) has agreed to such temporary increase, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties to this Amendment agree as follows:

1.	Subject to Borrower’s satisfaction of the conditions set forth in Section 6, the effective date of this Amendment is November 22, 2004 (“Effective Date”).

2.	Unless otherwise defined in this Amendment, all capitalized terms have the meanings given to those terms in the Agreement. Defined terms may be used in the singular or the plural, as the context requires. The words “include,” “includes” and “including” are deemed to be followed by the phrase “without limitation.” Unless the context in which it is used otherwise clearly requires, the word “or” has the inclusive meaning represented by the phrase “and/or.” References to Sections and Exhibits are to Sections and Exhibits of this Amendment unless otherwise expressly provided.

3.	Exhibit H to the Agreement is amended and restated in its entirety as set forth in Exhibit H to this Amendment. All references in the Agreement and the other Loan Documents to Exhibit H are deemed to refer to the new Exhibit H.

4.	Exhibit J to the Agreement is amended and restated in its entirety as set forth in Exhibit J to this Amendment. All references in the Agreement and the other Loan Documents to Exhibit J are deemed to refer to the new Exhibit J.

5.	Upon execution of this Amendment, Borrower must pay to RFC the pro rata Warehousing Commitment Fee on the increased portion of its Warehousing Commitment Amount for the time period from November 22, 2004 to and including December 22, 2004 (the “Additional Commitment Fee”).

6.	Borrower must deliver to Credit Agent (a) nine executed copies of this Amendment, (b) the Additional Commitment Fee for RFC, (c) an amendment fee of $1,000 for the account of each Lender, (d) an amendment fee of $1,000 for the account of Credit Agent, and (e) a $500 document production fee.

7.	Borrower represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with their terms, as modified by this Amendment, (c) no Lender is in default under any of the Loan Documents and Borrower has no offset or defense to its performance or obligations under any of the Loan Documents, (d) except for changes permitted by the terms of the Agreement, Borrower’s representations and warranties contained in the Loan Documents are true, accurate and complete in all respects as of the Effective Date and (e) there has been no material adverse change in Borrower’s financial condition from the date of the Agreement to the Effective Date.

8.	Except as expressly modified, the Agreement is unchanged and remains in full force and effect, and Borrower ratifies and reaffirms all of its obligations under the Agreement and the other Loan Documents.

9.	This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, Borrower, each Lender and Credit Agent have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

BORROWERS:	UNIVERSAL AMERICAN MORTGAGE COMPANY, LLC, a Florida limited liability company

	By:	/s/ Janice Munoz
	Its:	Vice President/Treasurer

EAGLE HOME MORTGAGE, INC., a Washington corporation

	By:	/s/ Janice Munoz
	Its:	Vice President

AMERISTAR FINANCIAL SERVICES, INC., a California corporation

	By:	/s/ Janice Munoz
	Its:	Vice President

UNIVERSAL AMERICAN MORTGAGE COMPANY OF CALIFORNIA, a California corporation

	By:	/s/ Janice Munoz
	Its:	Vice President/Treasurer

UAMC ASSET CORP. II, a Nevada corporation

	By:	/s/ Janice Munoz
	Its:	Vice President/Treasurer

CREDIT AGENT and INCREASE LENDER:	RESIDENTIAL FUNDING CORPORATION, a Delaware corporation

	By:	/s/ David Farrell
	Its:	Director

OTHER LENDERS:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Kenneth Nelson
	Its:	Director

U.S. BANK NATIONAL ASSOCIATION, a national banking association

	By:	/s/ Kathleen M. Connor
	Its:	Vice President

SUNTRUST BANK, a state bank organized under the laws of Georgia

	By:	/s/ Robert E. Hummel
	Its:	Sr. Vice President

NATIONAL CITY BANK OF KENTUCKY, a national banking association

	By:	/s/ Mary Jo Reiss
	Its:	Vice President

COMERICA BANK

	By:	/s/ Robert W. Marr
	Its:	Vice President

CALYON NEW YORK BRANCH

	By:	/s/ Attila Coach
	Its:	Sr. Vice President

	By:	/s/ James Gibson
	Its:	Managing Director

WASHINGTON MUTUAL BANK, FA

	By:	/s/ Rodney Davis
	Its:	Sr. Vice President

REAFFIRMATION

In connection with the Lennar Undertaking dated as of October 23, 2003, Lennar Corporation, a Delaware corporation (“Lennar”) consents to the foregoing Amendment and the transactions contemplated thereby and hereby modifies and reaffirms its obligations under the Lennar Undertaking. Lennar hereby reaffirms that its obligations under the Lennar Undertaking are separate and distinct from Borrower’s obligations to Lenders, and that its obligations under the Lennar Undertaking are in full force and effect, and hereby waives and agrees not to assert any anti-deficiency protections or other rights as a defense to its obligations under the Lennar Undertaking, all as more fully set forth in the Lennar Undertaking, the terms of which are incorporated herein as if fully set forth herein.

LENNAR CORPORATION, a Delaware corporation

By:	/s/ Waynewright Malcolm
Its:	Vice President & Treasurer